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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Dobson Communications Corporation (hereinafter "the Company"), hereby severally constitute Everett R. Dobson, Bruce R. Knooihuizen and Ronald L. Ripley, and each of them, severally, our true and lawful attorneys in fact, will full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-4 and any and all amendments thereto (include post-effective amendments), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 14th day of July, 2000.

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

/s/ EVERETT R. DOBSON                                Chairman of the Board, President and
----------------------------------------             Chief Executive Officer (Principal
Everett R. Dobson                                    Executive Officer) and Director

/s/ STEPHEN T. DOBSON                                Secretary and Director
----------------------------------------
Stephen T. Dobson

/s/ BRUCE R. KNOOIHUIZEN                             Vice President and Chief Financial
----------------------------------------             Officer (Principal Financial Officer)
Bruce R. Knooihuizen

/s/ TRENT LEFORCE                                    Corporate Controller (Principal
----------------------------------------             Accounting Officer)
Trent LeForce

                                                     Director
----------------------------------------
Russell L. Dobson

/s/ FRED J. HALL                                     Director
----------------------------------------
Fred J. Hall

                                                     Director
----------------------------------------
Justin L. Jaschke

/s/ ALBERT H. PHARIS, JR.                            Director
----------------------------------------
Albert H. Pharis, Jr.

/s/ DANA L. SCHMALTZ                                 Director
----------------------------------------
Dana L. Schmaltz
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